Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles C. Ward, Chief Financial Officer and Treasurer of Constellation Energy Partners LLC, certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(i) The accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Constellation Energy Partners LLC.

/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Treasurer

Date: May 6, 2011